SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2002

ADVANCED TOBACCO PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

State of Texas    0-12984                    74-2285214
(State or other jurisdiction   (Commission              (IRS Employer
of incorporation)    File Number)         Identification No.)

16607 Blanco Road, Suite 703
San Antonio, Texas            78232
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code   (210) 408-7077

______________________________________________________________________________

(Former name or former address, if changed since last report.)

Item 9. Regulation FD Disclosure.

On August 12, 2002, the Registrant furnished a certification to the Commission in accordance with Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350,
Chapter 63 of Title 18, United States Code).  Copies of such certification are furnished as exhibits to this Item 9 disclosure.

SIGNATURES

 Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2002               Advanced Tobacco Products, Inc.

                         By:    /s/ J.W. Linehan
                                                      J. W. Linehan, President,
                                       Chief Executive Officer and
                                      Chief Accounting Officer

Certification Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
Section 1350, Chapter 63 of Title 18, United States Code), I, J. W. Linehan, Chief Executive Officer
and Chief Financial Officer of Advanced Tobacco Products, Inc., a Texas corporation (the
"Company"), hereby certify, [to my knowledge], that:

      (1) the Company's Quarterly Report on Form 10-Q for the
      quarter ended June 30, 2002 (the "Report") fully complies
      with the requirements of section 13(a) or 15(d) of the
      Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of
      operations of the Company.

Dated:  August 12, 2002      /s/ J.W. Linehan
     J. W. Linehan
     Chief Executive Officer and
     Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
United States Code) and is not being filed as part of the Report or as a separate disclosure document.